UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Kathryn A. Sanders
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Growth and Income FundSM

[photo of shipping containers on a container barge heading towards the Cooper River Bridge, Mount Pleasant, SC]
Special feature

Connecting the dots

▶ See page 6

Annual report for the year ended November 30, 2010

Capital World Growth and Income Fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of the 32 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	1.52%	3.54%	7.18%

The total annual fund operating expense ratio was 0.79% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of December 31, 2010, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.26%.

Results for other share classes can be found on page 5.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

In a period marked by turbulence in global stock markets, Capital World Growth and Income Fund provided shareholders steady income and modest gains during the fiscal year ended November 30, 2010. The fund earned a total return of 2.57%, but trailed its primary benchmark, the unmanaged MSCI World Index, a broad measure of global developed stock markets, which rose 6.52%. At the same time, the fund’s peer group, as measured by the Lipper Global Funds Index, gained 8.73%.

The fund’s total return includes the reinvestment of dividends. During the fiscal year, the fund paid dividends totaling 88 cents a share, including a special dividend of 8 cents a share paid in December 2009. These dividends represented an income return of 2.63% for those who reinvested them and 2.60% for those investors who took their dividends in cash.

The fund invested a sizeable portion of its assets in the stocks of European companies, many of which pay higher dividends than their U.S. or Asian counterparts. This focus was one of the reasons the fund trailed its benchmark and its peer group.

In the spring of 2010, Greece’s financial problems sparked Europe’s sovereign debt crisis. Financial markets tumbled as concerns spread that the euro zone might disintegrate. When it appeared that the Greek debt crisis was resolved, markets rallied and remained strong through October. In November, however, Ireland’s deteriorating finances sparked new worries about the financial stability of several European countries and the markets once again retreated, giving back most of their gains.

[Begin Sidebar]
Results at a glance
For periods ended November 30, 2010, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 3/26/93)
Capital World Growth and
Income Fund (Class A shares)	2.57%	4.20%	7.61%	11.11%

MSCI World Index*	6.52	1.99	2.25	6.91

Lipper Global Funds Index†	8.73	2.70	2.81	7.03

*The MSCI World Index is weighted by market capitalization and is designed to measure equity market results of developed markets. The index consists of more than 20 developed-market country indexes, including the United States. The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

† Lipper Global Funds Index is an equally weighted index of funds that invest at least 25% of their portfolios in securities traded outside the United States and that may own U.S. securities as well. The results of the underlying funds in the index include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or taxes.

[End Sidebar]

[photo of shipping containers on a container barge heading towards the Cooper River Bridge, Mount Pleasant, SC]

[Begin Sidebar]
In this report

Special feature

6	Connecting the dots

How Capital World Growth and Income Fund uses an integrated global research effort to build a portfolio

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

34	Board of directors and
other officers
[End Sidebar]

The stocks of European financial institutions and utilities were especially hard hit during the downturn. Banco Santander, the fund’s ninth-largest holding at 1.45% of net assets, lost 44.64% during the fund’s fiscal year. It averaged 2.27% of the fund’s portfolio over the course of the year. Similarly, GDF SUEZ, the French utility, lost 20.51%. It was the fund’s seventh-largest holding, accounting for 1.68% of the portfolio over the course of the year.

The fund was also hurt by the euro’s 13.5% decline against the U.S. dollar over the fiscal year. The loss dampened the fund’s returns by lowering the value of its European holdings when translated in dollars. For example, Germany’s stock market, as measured by the MSCI World Index, gained 19.26% in euros, but only 3.40% in dollars.

The euro’s decline not only undermined gains but also exaggerated declines. Spain’s 18.75% loss translated into a 29.55% drop in dollars. The euro’s weakness even turned the Netherlands’ 10.24% gain into a 4.42% decline when measured in dollars.

While Europe’s sovereign debt troubles and the slow economic recovery in the United States were major themes in the fund’s fiscal year, they were far from being the only story. In fact, there were many reasons for investors to be optimistic about the future.

Many corporations in Europe, the United States and Asia are flush with cash, have strong balance sheets and are generating solid profits. Growth in emerging markets is also providing a boost to earnings. In many cases, however, we believe that the stock prices of these companies haven’t kept pace with the growth in earnings. In this environment, we are finding many attractive opportunities around the world.

During the fiscal year just ended, Capital World Growth and Income Fund’s investments in stocks of companies in the industrials, consumer staples, telecommunication services and consumer discretionary sectors contributed to positive results.

Still, not all the fund’s holdings gained value. Among the top 10 holdings, only three were up — two in the United States and one in Mexico. Of the 10 largest holdings, Philip Morris International had the highest 12-month return, an 18.3% gain, while the Mexico-based telecommunications company América Móvil rose 16.7%.

European companies, though, endured a more difficult period. The fund’s largest individual holding, the German pharmaceutical company Bayer, lost 5.06%.

The debt crisis partially overshadowed growth in Asian countries, notably India and China. The Chinese market gained 6.08% and India gained 16.34%, as measured by the respective MSCI indexes in U.S. dollars. Taiwan, which accounted for 3.8% of the portfolio, rose 18.44%.

Although China and India accounted for a small portion of the fund’s total portfolio, we are watching developments there closely. Growth in Asia could easily translate into orders for goods and services from European and North American companies, helping boost the fortunes of some of the fund’s holdings.

While we’re pleased that the fund provided solid income and a modest total return, we urge investors to focus on the long term. Global stock markets will always fluctuate and investors should not put too much faith in a single year’s result, as month-to-month movements can greatly influence short-term results.

[Begin Sidebar]
Largest equity holdings
(as of November 30, 2010)
		Percent of	12-month
Company	Country	net assets	return

Bayer	Germany	2.46%	−5.06%
Microsoft	United States	2.20	−14.28
Novartis	Switzerland	2.03	−4.41
AT&T	United States	1.84	3.16
Philip Morris International	United States	1.79	18.30
América Móvil	Mexico	1.74	16.70
GDF SUEZ	France	1.68	−20.51
BP	United Kingdom	1.65	−29.80
Banco Santander	Spain	1.45	−44.64
Merck	United States	1.38	−4.81
[End Sidebar]

Rather, we believe it is important to judge a fund over a full market cycle or a minimum of five years. As the chart on page 1 shows, Capital World Growth and Income Fund has provided investors with strong results over long periods of time.

We look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

/s/ Mark E. Denning

Mark E. Denning
President

January 7, 2011

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
Where the fund’s assets were invested*

	Capital World Growth and Income Fund	MSCI World Index†

Europe	41.4%	28.6%
United Kingdom	9.0	9.7
France	7.4	4.3
Germany	6.0	3.7
Switzerland	5.9	3.5
Sweden	3.5	1.4
Spain	2.1	1.5
Belgium	1.2	.4
Turkey	1.0	—
Italy	1.0	1.2
Austria	.8	.1
Finland	.7	.5
Netherlands	.7	1.1
Czech Republic	.6	—
Other Europe	1.5	1.2

The Americas	32.7	54.9
United States	27.7	49.6
Brazil	2.2	—
Mexico	1.7	—
Canada	1.1	5.3

Asia/Pacific	18.7	16.1
Taiwan	3.8	—
Japan	3.4	10.0
China	3.1	—
Australia	2.8	3.9
Hong Kong	2.1	1.4
Singapore	1.8	.8
South Korea	.5	—
Other Asia/Pacific	1.2	—

Other	.6	.4

Bonds & notes, short-term securities
& other assets less liabilities	6.6	—

Total	100.0%	100.0%

*Percent of net assets by country as of November 30, 2010.
†The MSCI World Index is weighted by market capitalization.
[End Sidebar]

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993
Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
	Capital World Growth and Income Fund, with dividends reinvested1,2	Capital World Growth and Income Fund, with dividends excluded1,3	MSCl World Index, with dividends reinvested4	U.S. Consumer Price Index (inflation)5

3/26/1993	$9,425	$9,425	$10,000	$10,000
5/31/1993	9,719	9,719	10,837	10,042
8/31/1993	10,401	10,313	11,475	10,084
11/30/1993	10,782	10,625	10,924	10,153
2/28/1994	11,615	11,388	12,062	10,216
5/31/1994	11,315	11,044	11,936	10,272
8/31/1994	12,038	11,656	12,501	10,376
11/30/1994	11,592	11,131	11,982	10,425
2/28/1995	11,860	11,293	12,097	10,508
5/31/1995	12,788	12,094	13,242	10,599
8/31/1995	13,412	12,557	13,598	10,648
11/30/1995	13,841	12,850	14,260	10,696
2/29/1996	14,700	13,553	15,042	10,787
5/31/1996	15,327	14,031	15,673	10,905
8/31/1996	15,414	13,947	15,379	10,954
11/30/1996	17,118	15,362	17,004	11,045
2/28/1997	17,849	15,936	17,136	11,114
5/31/1997	18,908	16,782	18,427	11,149
8/31/1997	19,755	17,380	18,892	11,198
11/30/1997	19,917	17,414	19,212	11,247
2/28/1998	21,881	19,050	21,351	11,274
5/31/1998	22,801	19,763	22,198	11,337
8/31/1998	19,885	17,104	19,671	11,379
11/30/1998	23,007	19,676	23,138	11,421
2/28/1999	23,904	20,375	24,151	11,455
5/31/1999	25,004	21,214	25,203	11,574
8/31/1999	26,177	22,063	26,263	11,636
11/30/1999	27,396	23,014	28,141	11,720
2/29/2000	29,908	25,027	28,765	11,825
5/31/2000	30,124	25,119	28,718	11,943
8/31/2000	31,516	26,121	29,799	12,033
11/30/2000	29,142	24,016	26,067	12,124
2/28/2001	30,810	25,334	24,728	12,242
5/31/2001	31,113	25,404	24,514	12,375
8/31/2001	29,274	23,786	22,316	12,361
11/30/2001	28,613	23,111	21,975	12,354
2/28/2002	28,826	23,225	21,266	12,382
5/31/2002	30,788	24,700	21,514	12,521
8/31/2002	26,985	21,503	18,550	12,584
11/30/2002	27,405	21,693	18,697	12,625
2/28/2003	25,681	20,237	16,961	12,751
5/31/2003	29,144	22,806	19,487	12,779
8/31/2003	31,622	24,576	20,680	12,855
11/30/2003	35,220	27,230	22,391	12,848
2/29/2004	39,110	30,063	24,603	12,967
5/31/2004	37,996	29,064	24,197	13,169
8/31/2004	38,489	29,275	24,018	13,196
11/30/2004	43,044	32,485	26,414	13,301
2/28/2005	45,627	34,128	27,680	13,357
5/31/2005	44,120	32,857	27,074	13,538
8/31/2005	47,417	35,102	28,507	13,677
11/30/2005	49,405	36,422	29,519	13,760
2/28/2006	53,238	38,938	31,500	13,837
5/31/2006	54,442	39,665	32,097	14,102
8/31/2006	56,740	41,006	33,164	14,199
11/30/2006	60,955	43,831	35,678	14,032
2/28/2007	62,462	44,658	36,674	14,171
5/31/2007	69,460	49,420	40,162	14,481
8/31/2007	69,153	48,779	38,979	14,479
11/30/2007	73,901	51,855	40,406	14,636
2/29/2008	68,239	47,576	36,661	14,742
5/31/2008	72,079	50,003	38,897	15,086
8/31/2008	62,945	43,205	34,468	15,257
11/30/2008	43,044	29,332	23,053	14,793
2/28/2009	37,793	25,467	19,517	14,777
5/31/2009	48,929	32,760	25,525	14,892
8/31/2009	54,724	36,119	28,731	15,030
11/30/2009	59,179	38,880	30,576	15,065
2/28/2010	56,711	37,062	30,286	15,093
5/31/2010	53,709	34,946	29,148	15,193
8/31/2010	56,114	36,050	29,325	15,203
11/30/2010	60,701	38,822	32,571	15,237
[end mountain chart]

Year ended
November 30	1993	6	1994	1995	1996		1997	1998	1999	2000
Total value
Dividends
reinvested	$144		295	421	506		488	478	440	577
Value at year-end1	$10,782		11,592	13,841	17,118		19,917	23,007	27,396	29,142
WGI total return	7.8%		7.5	19.4	23.7		16.4	15.5	19.1	6.4

Year ended
November 30	2001		2002	2003	2004		2005	2006	2007	2008
Total value
Dividends
reinvested	578		569	679	914		1,043	1,315	1,633	1,918
Value at year-end1	28,613		27,405	35,220	43,044		49,405	60,955	73,901	43,044
WGI total return	(1.8)		(4.2)	28.5	22.2		14.8	23.4	21.2	(41.8)

Year ended
November 30	2009		2010
Total value
Dividends					Average annual total return or fund’s lifetime
reinvested	1,711		1,555
Value at year-end1	59,179		60,701
WGI total return	37.5		2.6		10.7	2

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2Includes reinvested dividends of $15,265 and reinvested capital gain distributions of $20,534.
3Results calculated with capital gains reinvested.
4The MSCI World Index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2010)*

	1 year	5 years	10 years
Class A shares	–3.33%	2.98%	6.98%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	1.89%	3.62%	7.15%
Not reflecting CDSC	6.89	3.96	7.15

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.87	3.92	7.39
Not reflecting CDSC	6.87	3.92	7.39

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	7.71	4.76	8.24

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	7.99	—	0.49

Class 529-A shares4 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	1.51	3.48	8.77
Not reflecting maximum sales charge	7.68	4.71	9.50

Class 529-B shares2,4 — first sold 2/21/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	1.80	3.51	8.86
Not reflecting CDSC	6.80	3.85	8.86

Class 529-C shares4 — first sold 2/22/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	5.81	3.86	8.78
Not reflecting CDSC	6.81	3.86	8.78

Class 529-E shares3,4 — first sold 3/4/02	7.36	4.39	8.80

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	7.90	4.92	11.65

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

[Begin Sidebar]
[photo of a container barge traveling on the Willamette River, Portland, OR]
Connecting the dots

How Capital World Growth and Income Fund uses an integrated global research effort to build a portfolio
[End Sidebar]

At 11 p.m. on a recent night, Sung Lee, one of eight portfolio counselors who manages assets in Capital World Growth and Income Fund, went to the office of his home in Tokyo and dialed into a conference call. Sung was joined by other investment professionals in Europe, the United States and Asia. Was it an emergency, turmoil in the global markets or a need for quick action on a security that brought Sung to the phone at such a late hour? Investors in the fund may be surprised to learn that, no, for Sung the late call was business as usual. Indeed, Sung hooks into similar calls three nights a week. He’s joined by analysts and portfolio counselors in different cities and time zones around the world — 2 p.m. in London, 9 a.m. in New York, and 6 a.m. in Los Angeles — to discuss ideas, trends and companies, and to share their thoughts.

The late hours can be tough, but it’s worth it, Sung says.

“One of the most basic but most important things we do is share information with each other,” Sung said of the investment professionals at Capital Research Global Investors (CRGI), a division of Capital Research and Management Company (CRMC), the investment adviser to Capital World Growth and Income Fund. “I’m based in Tokyo and, naturally, I’m more familiar with companies based in Asia. But we invest around the world and I have to have a global perspective. So I rely on my colleagues to keep me informed about companies in other parts of the world. We invest around the world, so we have to take a world view.”

Most investors understand the global nature of business today. A quick look at just how important overseas markets are to some U.S. companies considered as “American as apple pie” underscores the point. (For these examples, we purposely looked beyond the fund’s portfolio to avoid the appearance of promoting a fund holding.)

[Begin Sidebar]
Tupperware – In early 2010, The Wall Street Journal reported Tupperware’s chief executive as saying that in the future as much as 70% of the firm’s sales could come from emerging markets.

Buick – GM now sells more Buicks in China than in the United States.

Nike – It started with a University of Oregon track coach and a waffle iron in the 1970s and grew to become a global brand with more than 50% of its sales coming from outside the United States.
[End Sidebar]

The need to look around the globe for opportunities is growing. In 2010, Standard & Poor’s noted that “seven years ago, U.S. equities made up 57.6% of the world equity market,” but today the U.S. portion is only 42.8%. In addition, S&P reported that the U.S. share of all goods and services produced in the world has fallen from about 30% six years ago to about 17% today.

Investment professionals also need to search the globe to meet the fund’s second objective — income. Some companies outside the U.S. pay substantially higher dividends than their U.S. counterparts. For example, since 1995, two years after the fund was launched, the yield generated by stocks in the United Kingdom has been at least 50% higher every year than the yield on U.S. stocks as measured by stock indexes compiled by the Financial Times. Yields also have been consistently higher in Australia and Hong Kong than in the U.S.

Perhaps the first step to finding the best investment opportunities is to look beyond the obvious. Many economists predict that in the next decade, the emerging markets countries such as China, India and Brazil will drive global economic growth.

[Begin Sidebar]

[photo from above, looking down on people on a trading floor]
Seeking income outside the United States

Dividends have always played an important role in generating a fund’s total return. In fact, since December 31, 1929, dividends have accounted for 46% of the average annual total return generated by stocks, as measured by Standard & Poor’s 500 Composite Index as of November 30, 2010.

Since 1993, the year Capital World Growth and Income Fund was launched, companies domiciled outside the United States have generally paid higher dividends than their U.S. counterparts. As the chart below shows, dividend yields in stock markets outside the U.S., as measured by FTSE indexes for United Kingdom, Asia/Pacific and the World, have generally been higher than U.S. dividend yields over the fund’s lifetime.

[begin line chart]
	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
United Kingdom	3.49%	4.18%	4.14%	3.87%	3.30%	2.91%	2.22%	2.24%	2.65%	3.61%	3.20%	3.16%	3.08%	3.07%	3.16%	4.51%	3.32%
World	2.2%	2.3%	2.2%	2.1%	1.8%	1.6%	1.3%	1.4%	1.7%	2.3%	1.9%	2.0%	2.0%	2.1%	2.3%	3.9%	2.4%
Asia/Pacific	1.1%	1.1%	1.2%	1.3%	1.7%	1.5%	0.9%	1.2%	1.5%	1.8%	1.6%	1.7%	1.7%	1.8%	2.1%	3.9%	2.4%
United States	2.8%	3.0%	2.2%	2.0%	1.6%	1.3%	1.1%	1.1%	1.4%	1.8%	1.6%	1.6%	1.8%	1.7%	1.9%	2.9%	1.9%
[end line chart]
Source: FactSet and Capital Group analysis
[End Sidebar]

[Begin Sidebar]
[photo of the inside of a train station]
Is this a good time to own stocks?

Over the lifetime of Capital World Growth and Income Fund, there have always been reasons to worry, reasons not to invest, reasons to sit on the sidelines or reasons to redeem shares. Below is a list, year-by-year, of events that gave investors pause followed by rate of growth for developed economies (as measured by the International Monetary Fund), the U.S. growth rate and the fund’s total return for that year after deducting the maximum sales charge. Investors who have stayed the course have been rewarded: a $10,000 investment in Capital World Growth and Income Fund when the fund began operations in 1993, with dividends reinvested, would have been worth $60,701 on November 30, 2010, at the end of the fund’s fiscal year.

		Developed- world GDP	12-month U.S. GDP	Fund total return

1993	General Motors —
	$23.5 billion loss for 1992	1.4%	2.8%	7.8%
1994	Bond market selloff	3.4	4.1	7.5
1995	Oklahoma City
	Federal Building bombed	2.8	2.5	19.4
1996	AT&T cuts payroll by 40,000	2.9	3.7	23.7
1997	Asian financial crisis	3.4	4.5	16.4
1998	Russian financial crisis	2.6	4.3	15.5
1999	President Clinton impeached	3.6	4.8	19.1
2000	Shares of Qualcomm hit $650	4.1	4.1	6.4
2001	9/11	1.4	1.1	−1.8
2002	WorldCom collapses	1.7	1.8	−4.2
2003	Invasion of Iraq	1.9	2.5	28.5
2004	Indonesian tsunami	3.2	3.6	22.2
2005	Hurricane Katrina	2.6	3.0	14.8
2006	Ford Motor Co. cuts
	30,000 jobs	3.0	2.7	23.4
2007	Subprime mortgage crisis	2.7	1.9	21.2
2008	Troubled Asset Relief Program	0.2	0.0	−41.8
2009	General Motors bankrupt	−3.2	−2.6	37.5
[End Sidebar]

At first glance, it might seem that the best way to take advantage of these burgeoning economies would be to invest in companies in those countries. But investment decisions aren’t usually so straightforward, says Larry Solomon, an information technology analyst at CRGI’s San Francisco office. In fact, rapidly growing Asian economies may prove more beneficial for a German automaker or a European pharmaceutical company than for domestic Chinese firms. For example, Chinese sales now account for over one-quarter of profits earned by BMW and Mercedes. Swiss drug maker Novartis, eyeing opportunities in China, recently agreed to acquire a Chinese vaccine maker.

“When we look at a company, we have to know what the drivers are for the company in every market in the world. The only way to do that is to have a globally integrated research effort because the drivers aren’t always obvious,” Larry says.

Nor does looking at growth rates, or even sales, in a country always tell you the whole story, notes Joe Matt, a CRGI consumer products analyst. The Chinese market offers a good example, he says. “Many companies grow in China, but some companies grow more rapidly and some grow more profitably than others.”

Multinational cosmetic companies, for example, are seeing solid sales growth in China and India but those sales aren’t necessarily boosting their profits. “There is so much local competition in India and China. Multinationals tend to have higher margins in Latin America and Russia, where local competition isn’t as formidable,” Joe says.

Thus, the portfolio counselors’ ability to “connect the dots” among companies and industries around the world can directly determine which securities are added to the fund’s portfolio. But how do the investment professionals “connect the dots?” The two most important elements are talk and travel.

Traveling the globe in search of investment opportunities is nothing new to CRMC, which has been investing in stocks outside the U.S. for more than 50 years. (CRMC is the investment adviser to the American Funds family of funds and CRGI is one of two investment management divisions within CRMC.)

Today, about 60% of CRMC’s research efforts are focused on companies outside the United States. In fact, as part of its integrated, global research network, CRMC has offices around the world — Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Tokyo, Hong Kong, Singapore, Beijing and Mumbai.

Analysts in these offices focus on companies in their regions. For example, the auto industry is a global business, but within CRGI one analyst will follow the North American auto industry, while another studies the European industry and still another focuses on automakers in Asia.

“While these research offices are spread around the world, we make sure they aren’t treated like far-off islands,” says Mark Denning, president of Capital World Growth and Income Fund. “We try to make things as seamless as possible, so we spend a lot of time communicating with our colleagues around the world.”

The key ingredient in balancing a regional focus with a global view is CRGI’s cluster system. Analysts are grouped in “clusters” and hold regular conference calls to discuss individual companies and industry trends. In all, CRGI has 15 different clusters ranging from autos and trucks, to consumer staples, oil and gas, utilities and others.

[Begin Sidebar]
A global reach

During the 12 months ended November 30, 2009, Capital World Growth and Income Fund’s investment professionals visited companies around the world. The map below shows the countries visited by investment professionals for Capital Research and Management Company (CRMC), the investment adviser to the American Funds, and CRMC’s research offices around the globe.

[illustration of a world map]
Research offices

San Francisco	(1975)
Los Angeles	(1931)
New York	(1943)
Washington, D.C.	(1974)
London	(1979)
Geneva	(1962)
Mumbai	(2008)
Beijing	(2009)
Tokyo	(1982)
Hong Kong	(1983)
Singapore	(1989)

Countries visited in 2009

The Americas
Bermuda
Brazil
Canada
Chile
Columbia
Mexico
Peru
United States

Pacific Basin, South Asia
Australia
China
Hong Kong
India
Indonesia
Japan
Malaysia
Singapore
South Korea
Taiwan
Thailand
Vietnam

Western Europe
Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Monaco
Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom

Eastern Europe and Central Asia
Czech Republic
Estonia
Hungary
Lithuania
Poland
Romania
Russia
Turkey

Africa and Middle East
Angola
Bahrain
Israel
Kuwait
Morocco
Saudi Arabia
South Africa
United Arab Emirates
Zimbabwe
[End Sidebar]

“If you’re following a tech company in the U.S., you’ve got to know what’s going on with tech companies in Taiwan and China,” Mark says. “The same is true with consumer products. Right now there’s an American consumer products company that’s cutting prices right, left and center. We have to know what that means for its European competitors.”

In addition to calls focused strictly on industries, the fund’s investment professionals regularly dial into global conference calls centered on broad investment ideas, themes and regions. Joyce Gordon, a Los Angeles-based portfolio counselor for the fund, says she has investment calls almost every day. For example, one call focuses just on the conditions in the United States, another on bonds, and a third on global trends.

The constant communication can lead to the discovery of good opportunities, Joyce notes. Recently, our mining industry analyst, who’s been following the industry for 20 years, mentioned that the companies he followed were doing so well that they were going to increase their capital spending. After hearing that, the mining equipment analyst became even more interested in the prospects for mining equipment stocks. After thoroughly researching the companies, he recommended one and it was added to the fund’s portfolio.

“That shows the strength of our global coverage and the strength we have across industries,” Joyce said.

Of course, in the investment business, the analysts and portfolio counselors can’t just phone it in. They have to hit the road. Indeed, it would be hard to overestimate the value of visiting a company in person, Mark says. “When you travel halfway around the globe to visit a company, the managers want to give you a bit of time. When you see them in their offices, you get a different perspective than you do when you’re attending an investment conference with a thousand other investment professionals.”

Joyce spends about half her time traveling to visit companies. The insights she gains are invaluable, she says, and she offered a recent example:

Joyce and a group of other investment professionals were meeting with companies in Asia. She’d been calling on one firm for many years and knew the management well. “Whenever we visited in the past, the chairman was always very excited to talk about his company,” Joyce said. “But the last time, we really got the sense something was changing. Trends we had been seeing at similar companies led us to a decision to sell the stock. Not long after our visit, the company issued a profit warning and the stock dropped. The company’s growth did slow down and the stock price lagged. While it is subtle, that kind of insight isn’t something you can get from reading an annual report or talking to someone on the phone.”

[Begin Sidebar]
Investment clusters: A way to see the forest and the trees
[photo of a man and woman walking on a train platform]

The investment professionals who manage the assets of Capital World Growth and Income Fund face interesting questions every day: How do you see the forest and the individual trees at the same time? How can an analyst thoroughly research every company while simultaneously keeping an eye on the whole industry? The task is even more difficult when you consider that the forest, or in this case the industry, probably is spread around the world.

Capital Research Global Investors (CRGI) resolves this dilemma, in part, by dividing industries into regions — one analyst may follow an industry in North America, another in Europe and a third in Asia.

But in today’s global economy, analysts must know what’s happening around the world, not just in a single region. To solve this dilemma, CRGI’s analysts meet regularly with their colleagues around the world in small groups, or clusters, to discuss their industries. There are 15 clusters within CRGI ranging from autos and trucks to media and the Internet, to consumer staples, to chemicals. In addition to the clusters, there are weekly meetings on broad topics attended by industry analysts and portfolio counselors. (Analysts follow specific industries while portfolio counselors are generalists and can invest across industries.)

One such group, nicknamed Yield Dogs because of the members’ belief that “dividends ought to grow,” focuses on dividend-paying companies around the world with an eye to producing income, one of the primary objectives of the fund.

“We do a lot of calls where we’ll discuss an industry globally,” says Joyce Gordon, a portfolio counselor in Capital World Growth and Income Fund and a member of the Yield Dogs. “Recently, we talked about the telecom industry. A lot of telecom companies are paying solid dividends and we want to compare them company-to-company around the world so we can make the best investment decisions.”

Another cluster group, which calls itself the Tech Zeppelins and consists of technology company analysts, meets twice a month. They meet that often because the technology industry moves so fast.

“In the old days, you had these dominant U.S. tech companies,” says Dylan Yolles, a CRGI portfolio counselor who followed the technology industry as an analyst for a number of years. Those days are long gone, he said. Today it’s a global industry.

“Now you have to have a complete view of the global supply chain. Every time Apple sells an iPad, it has an impact on the companies in Asia that supply its components,” Dylan said.

At the same time, analysts following component companies in Asia need to know what U.S.-based firms, such as Apple, are planning and if their business is growing.

In addition to the regularly scheduled calls, the analysts distribute their research notes and report to other analysts and portfolio counselors. They also gather annually for face-to-face meetings to share information about the companies they follow.

In a global economy, being able to see the forest and the trees isn’t a luxury; it’s a necessity. The cluster system provides the CRGI analysts with the tools to help make that tough task a lot easier.
[End Sidebar]

[Begin Pull Quote]
[photo of a 2 Euro coin on top of a financial newspaper]
“When we look at a company, we have to know what the drivers are for the company in every market in the world. The only way to do that is to have a globally integrated research effort because the drivers aren’t always obvious.”
– Larry Solomon, information technology analyst
[End Pull Quote]

A global outlook, a regional focus and a worldwide search for growth opportunities all drive the constant communication among the fund’s investment professionals. “So while it’s not fun taking an hour call at 11 p.m. three nights a week, it’s worth the effort,” Sung says.

“We’re trying to put the best ideas possible to work in the fund’s portfolio. Of course we want diversification, but we also want the highest conviction ideas at the lowest possible price. That often means that I’m choosing among different types of companies around the world. I might be choosing between a food company in Japan and a shoe company in China.”

To make those choices, the investment professionals rely on CRGI’s integrated global research to connect the dots. ■

Summary investment portfolio  November 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Percent
of net
Industry sector diversification	assets
Financials	13.74%
Information technology	11.44
Industrials	10.79
Telecommunication services	9.97
Consumer staples	9.71
Other industries	37.13
Bonds & notes	1.25
Convertible securities, preferred stocks & rights	.66
Short-term securities & other assets less liabilities	5.31
[end pie chart]

Country diversification (percent of net assets)
United States	27.7%
Euro zone*	20.7
United Kingdom	9.0
Switzerland	5.9
Taiwan	3.8
Sweden	3.5
Japan	3.4
China	3.1
Australia	2.8
Brazil	2.2
Other countries	11.3
Bonds & notes, short-term securities & other assets less liabilities	6.6

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

			Percent
		Value	of net
Common stocks - 92.78%	Shares	(000)	assets

Financials - 13.74%
Banco Santander, SA	117,391,276	$1,112,372	1.45%
A leading Spanish bank, with a strong franchise in Latin America and the U.K.
Société Générale	15,500,748	718,412	.93
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.
Prudential PLC	80,563,580	711,776	.93
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.
Industrial and Commercial Bank of China Ltd., Class H	913,711,000	710,720	.92
A state-owned commercial bank in China and one of the world's largest banks.
Credit Suisse Group AG	13,192,087	486,858	.63
One of the world's largest private banks, and a provider of investment banking, insurance and asset management services.
HSBC Holdings PLC (Hong Kong)	26,720,033	271,670
HSBC Holdings PLC (United Kingdom)	20,476,231	206,482	.62
One of the world's largest international banking and financial services organizations.
China Construction Bank Corp., Class H	470,890,000	425,099	.55
Major China-based commercial bank.
Banco Bradesco SA, preferred nominative	20,693,435	405,155	.53
One of the largest private banks in Brazil.
Other securities		5,518,706	7.18
		10,567,250	13.74

Information technology - 11.44%
Microsoft Corp.	67,005,000	1,689,196	2.20
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
MediaTek Inc.	49,577,999	635,125	.83
Manufactures optical storage media for PCs and DVDs.
Taiwan Semiconductor Manufacturing Co. Ltd.	199,564,051	415,070
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	20,226,531	217,435	.82
One of the world's largest semiconductor manufacturers.
Nintendo Co., Ltd.	1,717,800	466,550	.61
Makes video game machines and software.
Google Inc., Class A (1)	801,800	445,568	.58
One of the most frequently used website search engines in the world.
Acer Inc. (2)	147,294,687	434,890	.57
Leading computer manufacturer based in Taiwan.
Canon, Inc.	9,129,100	430,330	.56
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Oracle Corp.	14,867,000	402,004	.52
Major supplier of database management software. Also develops business applications and provides consulting and support.
Other securities		3,661,200	4.75
		8,797,368	11.44

Industrials - 10.79%
AB Volvo, Class B (1)	45,489,080	660,392	.86
One of Sweden's major manufacturers of trucks, buses, and marine and aerospace engines.
ASSA ABLOY AB, Class B	22,535,000	604,962	.79
Manufactures mechanical, electromagnetic and electronic locks and security systems.
Siemens AG	5,205,000	569,493	.74
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Union Pacific Corp.	5,806,100	523,188	.68
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
Other securities		5,939,235	7.72
		8,297,270	10.79

Telecommunication services - 9.97%
AT&T Inc.	50,919,000	1,415,039	1.84
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.
América Móvil, SAB de CV, Series L (ADR)	23,692,599	1,337,684	1.74
Latin America's largest cellular communications provider.
TeliaSonera AB	72,730,000	560,508	.73
Telecommunications company serving the Nordic and Baltic regions, and mobile communications provider serving northern and eastern Europe and Spain.
Singapore Telecommunications Ltd.	198,909,810	467,013	.61
Telecommunications company primarily serving Singapore and Australia, with interests in other countries.
Turkcell Iletisim Hizmetleri AS	60,733,000	411,913	.53
Owner and operator of GSM network in Turkey.
Other securities		3,479,661	4.52
		7,671,818	9.97

Consumer staples - 9.71%
Philip Morris International Inc.	24,271,000	1,380,777	1.79
One of the world's largest international tobacco companies.
Wesfarmers Ltd.	27,072,090	816,343	1.06
Australia-based retailer that operates home improvement and convenient stores, and has a presence in coal and natural gas production, and insurance.
Altria Group, Inc.	31,667,300	760,015	.99
The world's largest tobacco company. The group also owns a large interest in the global brewer SABMiller.
Kraft Foods Inc., Class A	21,541,339	651,625	.85
This food and beverage giant is known for signature brands such as Kraft cheeses, Nabisco and Oscar Mayer.
Nestlé SA	11,073,330	601,853	.78
Global packaged food and beverage company based in Switzerland.
Anheuser-Busch InBev NV	10,765,150	585,847
Anheuser-Busch InBev NV, VVPR STRIPS (1)	3,247,475	17	.76
One of the world's largest brewers.
Other securities		2,675,206	3.48
		7,471,683	9.71

Consumer discretionary - 8.79%
Honda Motor Co., Ltd.	15,022,700	540,307	.70
Develops, manufactures and sells automobiles, motorcycles and power equipment globally.
DIRECTV, Class A (1)	12,917,000	536,443	.70
Digital television services provider in the United States, Latin America and the Caribbean.
Daimler AG (1)	8,238,158	533,287	.69
One of the world's largest automakers and heavy truck manufacturers.
Home Depot, Inc.	15,310,000	462,515	.60
The world's largest home improvement retailer.
Cie. Générale des Établissements Michelin, Class B	5,738,000	388,201	.50
One of the world's largest tire makers. Its brands include Uniroyal and Goodrich.
Other securities		4,303,160	5.60
		6,763,913	8.79

Health care - 8.06%
Bayer AG	26,028,000	1,890,307	2.46
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.
Novartis AG	29,404,063	1,560,072	2.03
One of the world's largest pharmaceutical companies.
Merck & Co., Inc.	30,694,900	1,058,053	1.38
Among the world's largest pharmaceutical companies, and a leader in cardiovascular medicine.
Roche Holding AG	4,591,100	630,353	.82
A world leader in pharmaceuticals and diagnostic research.
Other securities		1,056,315	1.37
		6,195,100	8.06

Energy - 6.81%
BP PLC	191,366,121	1,267,884	1.65
One of the world's largest oil companies.
Royal Dutch Shell PLC, Class B	17,777,849	527,611
Royal Dutch Shell PLC, Class A	7,850,000	236,350
Royal Dutch Shell PLC, Class A (ADR)	3,504,000	212,588
Royal Dutch Shell PLC, Class B (ADR)	689,599	41,590	1.32
A global group of energy and oil companies.
ConocoPhillips	11,233,200	675,901	.88
This global oil and natural gas company also produces plastics and chemicals.
Eni SpA	29,153,000	586,552	.76
One of the world's leading oil and gas companies.
Other securities		1,691,771	2.20
		5,240,247	6.81

Utilities - 4.98%
GDF SUEZ	38,941,860	1,291,514	1.68
Major natural gas and electricity company based in France.
Scottish and Southern Energy PLC	36,238,336	631,310	.82
One of the U.K.'s largest gas and electricity companies.
CEZ, a s	10,016,000	391,324	.51
Electricity company based in the Czech Republic.
Other securities		1,514,097	1.97
		3,828,245	4.98

Materials - 3.67%
ArcelorMittal	11,782,654	371,426	.48
One of the world's largest steel producers.
Other securities		2,451,755	3.19
		2,823,181	3.67

Miscellaneous - 4.82%
Other common stocks in initial period of acquisition		3,708,832	4.82

Total common stocks (cost: $63,646,208,000)		71,364,907	92.78

			Percent
		Value	of net
Preferred stocks - 0.30%		(000)	assets

Financials - 0.29%
Other securities		222,236	.29

Miscellaneous - 0.01%
Other preferred stocks in initial period of acquisition		9,667	.01

Total preferred stocks (cost: $181,645,000)		231,903	.30

			Percent
		Value	of net
Rights - 0.05%		(000)	assets

Miscellaneous - 0.05%
Other rights in initial period of acquisition		35,212	.05

Total rights (cost: $0)		35,212	.05

			Percent
		Value	of net
Convertible securities - 0.31%		(000)	assets

Other - 0.22%
Other securities		167,435	.22

Miscellaneous - 0.09%
Other convertible securities in initial period of acquisition		72,607	.09

Total convertible securities (cost: $205,473,000)		240,042	.31

	Principal		Percent
	amount	Value	of net
Bonds & notes - 1.25%	(000)	(000)	assets

Energy - 0.20%
BP Capital Markets PLC 3.125%-5.25% 2012-2015	$58,965	60,680	.08
Other securities		92,315	.12
		152,995	.20

Telecommunication services - 0.15%
América Móvil, SAB de CV 8.46% 2036	MXN286,400	21,485	.03
Other securities		94,198	.12
		115,683	.15

Other - 0.90%
Other securities		690,175	.90

Total bonds & notes (cost: $830,138,000)		958,853	1.25

	Principal		Percent
	amount	Value	of net
Short-term securities - 4.92%	(000)	(000)	assets

Freddie Mac 0.17%-0.40% due 12/6/2010-6/21/2011	$1,060,400	1,059,821	1.38
Fannie Mae 0.185%-0.49% due 12/1/2010-5/16/2011	504,500	504,292	.65
Other securities		2,223,981	2.89

Total short-term securities (cost: $3,787,912,000)		3,788,094	4.92

Total investment securities (cost: $68,651,376,000)		76,619,011	99.61
Other assets less liabilities		303,184	.39

Net assets		$76,922,195	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" include all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of  $1,483,192,000, which represented 1.93% of the net assets of the fund) may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

"Miscellaneous" and "Other securities" include securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $29,877,000, which represented .04% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2010, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2010 (000)
Acer Inc.	103,076,451	44,218,236	-	147,294,687	$9,827	$434,890
Compal Electronics, Inc.	-	287,352,418	-	287,352,418	15,836	357,276
ComfortDelGro Corp. Ltd.	135,100,000	-	-	135,100,000	5,312	155,528
Kesa Electricals PLC	26,593,098	-	-	26,593,098	2,413	67,961
Air France (1) (3)	15,541,220	754,800	4,570,204	11,725,816	-	-
					$33,388	$1,015,655

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Unaffiliated issuer at 11/30/2010.

Key to abbreviations
ADR = American Depositary Receipts
MXN = Mexican pesos

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at November 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $67,689,196)	$75,603,356
Affiliated issuers (cost: $962,180)	1,015,655	$76,619,011
Cash denominated in currencies other than U.S. dollars
(cost: $65,460)		64,501
Cash		1,347
Receivables for:
Sales of investments	311,084
Sales of fund's shares	59,620
Dividends and interest	196,861	567,565
		77,252,424
Liabilities:
Payables for:
Purchases of investments	147,162
Repurchases of fund's shares	98,126
Investment advisory services	24,930
Services provided by related parties	55,991
Directors' deferred compensation	983
Non-U.S. taxes	1,744
Other	1,293	330,229
Net assets at November 30, 2010		$76,922,195

Net assets consist of:
Capital paid in on shares of capital stock		$83,902,454
Undistributed net investment income		502,148
Accumulated net realized loss		(15,448,111)
Net unrealized appreciation		7,965,704
Net assets at November 30, 2010		$76,922,195

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 4,000,000 shares, $.01 par value (2,282,972 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$52,156,388	1,545,428	$33.75
Class B	2,459,194	73,343	33.53
Class C	5,775,300	172,924	33.40
Class F-1	3,826,979	113,599	33.69
Class F-2	1,463,973	43,383	33.75
Class 529-A	1,972,384	58,586	33.67
Class 529-B	167,180	4,986	33.53
Class 529-C	525,974	15,695	33.51
Class 529-E	87,070	2,590	33.61
Class 529-F-1	59,020	1,752	33.70
Class R-1	268,537	8,026	33.46
Class R-2	1,259,047	37,708	33.39
Class R-3	2,310,403	68,849	33.56
Class R-4	2,061,986	61,219	33.68
Class R-5	1,370,449	40,584	33.77
Class R-6	1,158,311	34,300	33.77

See Notes to Financial Statements

Statement of operations
for the year ended November 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $212,649; also includes $33,388 from affiliates)	$2,531,845
Interest (net of non-U.S. taxes of $70)	112,816	$2,644,661

Fees and expenses*:
Investment advisory services	294,012
Distribution services	262,258
Transfer agent services	82,003
Administrative services	38,877
Reports to shareholders	4,317
Registration statement and prospectus	2,982
Directors' compensation	811
Auditing and legal	271
Custodian	13,398
State and local taxes	863
Other	3,894	703,686
Net investment income		1,940,975

Net realized gain and unrealized depreciation on investments and currency:
Net realized gain (loss) on:
Investments (includes $26,058 net loss from affiliates)	735,270
Currency transactions	(7,061)	728,209
Net unrealized depreciation on:
Investments (net of non-U.S. taxes of $1,744)	(986,658)
Currency translations	(5,184)	(991,842)
Net realized gain and unrealized depreciation on investments and currency		(263,633)
Net increase in net assets resulting from operations		$1,677,342

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended November 30
	2010	2009
Operations:
Net investment income	$1,940,975	$1,826,732
Net realized gain (loss) on investments and currency transactions	728,209	(11,514,127)
Net unrealized (depreciation) appreciation on investments and currency translations	(991,842)	31,597,239
Net increase in net assets resulting from operations	1,677,342	21,909,844

Dividends paid to shareholders from net investment income	(1,992,126)	(2,362,285)

Net capital share transactions	(3,819,339)	(3,027,646)

Total (decrease) increase in net assets	(4,134,123)	16,519,913

Net assets:
Beginning of year	81,056,318	64,536,405
End of year (including undistributed net investment income: $502,148 and $559,176, respectively)	$76,922,195	$81,056,318

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Capital World Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of November 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$10,567,250	$-	$-	$10,567,250
Information technology	8,797,368	-	-	8,797,368
Industrials	8,297,270	-	-	8,297,270
Telecommunication services	7,671,818	-	-	7,671,818
Consumer staples	7,471,683	-	-	7,471,683
Consumer discretionary	6,763,913	-	-	6,763,913
Health care	6,195,100	-	-	6,195,100
Energy	5,240,247	-	-	5,240,247
Utilities	3,828,245	-	-	3,828,245
Materials	2,823,181	-	-	2,823,181
Miscellaneous	3,708,832	-	-	3,708,832
Preferred stocks	-	231,903	-	231,903
Rights	21,709	13,503	-	35,212
Convertible securities	10,910	229,132	-	240,042
Bonds & notes	-	958,853	-	958,853
Short-term securities	-	3,788,094	-	3,788,094
Total	$71,397,526	$5,221,485	$-	$76,619,011

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. These risks may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be affected by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2010, the fund reclassified $5,589,000 from undistributed net investment income to accumulated net realized loss; and reclassified $288,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of November 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$793,497
Post-October currency loss deferrals (realized during the period November 1, 2010, through November 30, 2010)*		(127)
Capital loss carryforwards†:
Expiring 2016	$(2,362,223)
Expiring 2017	(13,178,426)	(15,540,649)
Gross unrealized appreciation on investment securities		12,545,579
Gross unrealized depreciation on investment securities		(4,783,795)
Net unrealized appreciation on investment securities		7,761,784
Cost of investment securities		68,857,227
*These deferrals are considered incurred in the subsequent year.
†Reflects the utilization of capital loss carryforwards of $366,527,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended November 30
Share class	2010	2009
Class A	$1,419,723	$1,709,423
Class B	50,896	76,151
Class C	114,584	158,321
Class F-1	105,936	130,498
Class F-2	36,252	20,416
Class 529-A	48,684	49,808
Class 529-B	3,202	4,336
Class 529-C	9,293	10,753
Class 529-E	1,932	2,049
Class 529-F-1	1,481	1,373
Class R-1	4,714	4,509
Class R-2	23,840	27,566
Class R-3	53,063	55,202
Class R-4	51,259	49,554
Class R-5	42,415	55,468
Class R-6*	24,852	6,858
Total	$1,992,126	$2,362,285

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2010, the investment advisory services fee was $294,012,000, which was equivalent to an annualized rate of 0.376% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended November 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$125,940	$77,991	Not applicable	Not applicable	Not applicable
Class B	26,800	4,012	Not applicable	Not applicable	Not applicable
Class C	60,603	Included in administrative services	$9,096	$1,494	Not applicable
Class F-1	9,833		5,266	444	Not applicable
Class F-2	Not applicable		1,698	72	Not applicable
Class 529-A	3,917		1,888	329	$1,868
Class 529-B	1,757		177	62	176
Class 529-C	5,038		511	149	506
Class 529-E	416		84	15	83
Class 529-F-1	-		54	9	53
Class R-1	2,447		325	58	Not applicable
Class R-2	9,390		1,859	3,405	Not applicable
Class R-3	11,224		3,301	1,085	Not applicable
Class R-4	4,893		2,861	85	Not applicable
Class R-5	Not applicable		1,405	31	Not applicable
Class R-6	Not applicable		424	4	Not applicable
Total	$262,258	$82,003	$28,949	$7,242	$2,686

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $811,000, shown on the accompanying financial statements, includes $697,000 in current fees (either paid in cash or deferred) and a net increase of $114,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended November 30, 2010
Class A	$5,025,669	150,761	$1,358,119	41,656	$(10,048,693)	(305,718)	$(3,664,905)	(113,301)
Class B	52,990	1,592	49,546	1,535	(626,783)	(19,087)	(524,247)	(15,960)
Class C	596,548	18,046	106,619	3,322	(1,322,532)	(40,591)	(619,365)	(19,223)
Class F-1	978,714	29,455	97,778	3,005	(1,374,973)	(41,920)	(298,481)	(9,460)
Class F-2	698,708	21,193	27,783	853	(427,295)	(13,136)	299,196	8,910
Class 529-A	317,567	9,573	48,676	1,498	(189,211)	(5,763)	177,032	5,308
Class 529-B	5,201	157	3,201	99	(28,879)	(881)	(20,477)	(625)
Class 529-C	95,231	2,881	9,291	289	(68,610)	(2,102)	35,912	1,068
Class 529-E	15,153	457	1,931	60	(10,259)	(312)	6,825	205
Class 529-F-1	17,414	526	1,480	46	(8,429)	(256)	10,465	316
Class R-1	89,203	2,707	4,682	146	(42,709)	(1,305)	51,176	1,548
Class R-2	334,541	10,184	23,736	739	(365,536)	(11,183)	(7,259)	(260)
Class R-3	708,772	21,473	52,527	1,624	(655,398)	(19,946)	105,901	3,151
Class R-4	703,102	21,219	51,110	1,573	(532,522)	(16,122)	221,690	6,670
Class R-5	410,246	12,349	42,052	1,285	(672,851)	(20,322)	(220,553)	(6,688)
Class R-6	742,101	22,472	24,849	766	(139,199)	(4,234)	627,751	19,004
Total net increase
(decrease)	$10,791,160	325,045	$1,903,380	58,496	$(16,513,879)	(502,878)	$(3,819,339)	(119,337)

Year ended November 30, 2009
Class A	$5,634,311	202,086	$1,632,579	60,039	$(10,857,239)	(407,937)	$(3,590,349)	(145,812)
Class B	146,474	5,569	73,743	2,731	(572,222)	(21,521)	(352,005)	(13,221)
Class C	663,023	23,791	149,763	5,564	(1,340,195)	(51,270)	(527,409)	(21,915)
Class F-1	1,062,501	38,240	114,839	4,234	(1,703,989)	(63,851)	(526,649)	(21,377)
Class F-2	983,737	34,325	13,832	487	(153,120)	(5,313)	844,449	29,499
Class 529-A	245,229	8,767	49,793	1,831	(156,871)	(5,846)	138,151	4,752
Class 529-B	11,926	462	4,336	160	(14,889)	(562)	1,373	60
Class 529-C	81,220	2,922	10,746	397	(58,574)	(2,176)	33,392	1,143
Class 529-E	12,904	465	2,048	75	(8,500)	(317)	6,452	223
Class 529-F-1	11,134	397	1,373	51	(6,695)	(243)	5,812	205
Class R-1	71,826	2,580	4,454	164	(31,923)	(1,164)	44,357	1,580
Class R-2	359,598	13,225	27,535	1,019	(256,621)	(9,388)	130,512	4,856
Class R-3	677,243	24,411	55,047	2,027	(438,046)	(15,794)	294,244	10,644
Class R-4	618,187	22,241	49,529	1,816	(418,241)	(15,026)	249,475	9,031
Class R-5	597,447	21,560	53,891	1,991	(852,656)	(31,119)	(201,318)	(7,568)
Class R-6(†)	426,564	15,423	6,858	234	(11,555)	(361)	421,867	15,296
Total net increase
(decrease)	$11,603,324	416,464	$2,250,366	82,820	$(16,881,336)	(631,888)	$(3,027,646)	(132,604)

(*) Includes exchanges between share classes of the fund.
(†) Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,376,923,000 and $22,714,376,000, respectively, during the year ended November 30, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income(3)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(4) (5)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(5)	Ratio of net income to average net assets(3) (5)
Class A:
Year ended 11/30/2010	$33.80	$.86	$(.03)	$.83	$(.88)	$-	$(.88)	$33.75	2.57%	$52,156	.79%	.79%	2.59%
Year ended 11/30/2009	25.50	.78	8.52	9.30	(1.00)	-	(1.00)	33.80	37.48	56,058	.83	.83	2.80
Year ended 11/30/2008	48.56	1.27	(19.81)	(18.54)	(1.18)	(3.34)	(4.52)	25.50	(41.75)	46,011	.75	.71	3.28
Year ended 11/30/2007	42.82	1.24	7.40	8.64	(1.10)	(1.80)	(2.90)	48.56	21.23	82,899	.73	.69	2.75
Year ended 11/30/2006	36.99	.96	7.26	8.22	(.95)	(1.44)	(2.39)	42.82	23.38	60,265	.73	.69	2.44
Class B:
Year ended 11/30/2010	33.58	.60	(.03)	.57	(.62)	-	(.62)	33.53	1.80	2,459	1.56	1.56	1.82
Year ended 11/30/2009	25.34	.57	8.46	9.03	(.79)	-	(.79)	33.58	36.43	2,999	1.61	1.61	2.04
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51
Year ended 11/30/2007	42.58	.89	7.36	8.25	(.76)	(1.80)	(2.56)	48.27	20.29	4,731	1.50	1.46	1.98
Year ended 11/30/2006	36.79	.64	7.24	7.88	(.65)	(1.44)	(2.09)	42.58	22.40	3,443	1.53	1.49	1.65
Class C:
Year ended 11/30/2010	33.45	.59	(.02)	.57	(.62)	-	(.62)	33.40	1.78	5,775	1.59	1.59	1.80
Year ended 11/30/2009	25.25	.56	8.43	8.99	(.79)	-	(.79)	33.45	36.42	6,428	1.61	1.61	2.01
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47
Year ended 11/30/2007	42.46	.87	7.32	8.19	(.74)	(1.80)	(2.54)	48.11	20.22	9,910	1.55	1.51	1.94
Year ended 11/30/2006	36.69	.62	7.22	7.84	(.63)	(1.44)	(2.07)	42.46	22.35	6,572	1.58	1.54	1.60
Class F-1:
Year ended 11/30/2010	33.74	.86	(.03)	.83	(.88)	-	(.88)	33.69	2.58	3,827	.80	.80	2.60
Year ended 11/30/2009	25.46	.79	8.50	9.29	(1.01)	-	(1.01)	33.74	37.49	4,152	.82	.81	2.83
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677	.76	.72	3.30
Year ended 11/30/2007	42.76	1.23	7.38	8.61	(1.09)	(1.80)	(2.89)	48.48	21.22	6,406	.75	.71	2.73
Year ended 11/30/2006	36.94	.94	7.26	8.20	(.94)	(1.44)	(2.38)	42.76	23.35	4,174	.76	.72	2.41
Class F-2:
Year ended 11/30/2010	33.79	.94	(.02)	.92	(.96)	-	(.96)	33.75	2.86	1,464	.54	.54	2.84
Year ended 11/30/2009	25.51	.72	8.64	9.36	(1.08)	-	(1.08)	33.79	37.80	1,165	.58	.58	2.42
Period from 8/1/2008 to 11/30/2008	38.34	.23	(12.79)	(12.56)	(.27)	-	(.27)	25.51	(32.95)	127	.18	.17	.83
Class 529-A:
Year ended 11/30/2010	33.72	.84	(.02)	.82	(.87)	-	(.87)	33.67	2.54	1,972	.84	.84	2.54
Year ended 11/30/2009	25.45	.77	8.49	9.26	(.99)	-	(.99)	33.72	37.41	1,796	.87	.86	2.75
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235	.80	.77	3.23
Year ended 11/30/2007	42.75	1.21	7.37	8.58	(1.07)	(1.80)	(2.87)	48.46	21.13	1,791	.80	.76	2.69
Year ended 11/30/2006	36.93	.93	7.26	8.19	(.93)	(1.44)	(2.37)	42.75	23.33	1,089	.79	.75	2.39
Class 529-B:
Year ended 11/30/2010	33.58	.57	(.02)	.55	(.60)	-	(.60)	33.53	1.72	167	1.65	1.65	1.74
Year ended 11/30/2009	25.35	.54	8.46	9.00	(.77)	-	(.77)	33.58	36.29	188	1.70	1.69	1.95
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41
Year ended 11/30/2007	42.59	.84	7.37	8.21	(.72)	(1.80)	(2.52)	48.28	20.15	214	1.61	1.58	1.87
Year ended 11/30/2006	36.80	.60	7.23	7.83	(.60)	(1.44)	(2.04)	42.59	22.25	142	1.64	1.60	1.53
Class 529-C:
Year ended 11/30/2010	33.57	.58	(.03)	.55	(.61)	-	(.61)	33.51	1.71	526	1.64	1.64	1.75
Year ended 11/30/2009	25.34	.54	8.47	9.01	(.78)	-	(.78)	33.57	36.32	491	1.69	1.68	1.93
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42
Year ended 11/30/2007	42.59	.84	7.36	8.20	(.72)	(1.80)	(2.52)	48.27	20.17	503	1.61	1.57	1.88
Year ended 11/30/2006	36.80	.60	7.24	7.84	(.61)	(1.44)	(2.05)	42.59	22.27	304	1.63	1.59	1.54
Class 529-E:
Year ended 11/30/2010	33.67	.74	(.03)	.71	(.77)	-	(.77)	33.61	2.21	87	1.13	1.13	2.25
Year ended 11/30/2009	25.41	.68	8.49	9.17	(.91)	-	(.91)	33.67	37.03	80	1.18	1.17	2.43
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92
Year ended 11/30/2007	42.69	1.07	7.38	8.45	(.94)	(1.80)	(2.74)	48.40	20.76	83	1.10	1.07	2.38
Year ended 11/30/2006	36.89	.81	7.23	8.04	(.80)	(1.44)	(2.24)	42.69	22.92	53	1.11	1.08	2.06

Class 529-F-1:
Year ended 11/30/2010	$33.75	$.91	$(.02)	$.89	$(.94)	$-	$(.94)	$33.70	2.74%	$59	.63%	.63%	2.75%
Year ended 11/30/2009	25.47	.82	8.50	9.32	(1.04)	-	(1.04)	33.75	37.68	49	.68	.67	2.93
Year ended 11/30/2008	48.50	1.31	(19.76)	(18.45)	(1.24)	(3.34)	(4.58)	25.47	(41.66)	31	.61	.57	3.44
Year ended 11/30/2007	42.78	1.31	7.36	8.67	(1.15)	(1.80)	(2.95)	48.50	21.36	43	.60	.57	2.89
Year ended 11/30/2006	36.95	1.00	7.27	8.27	(1.00)	(1.44)	(2.44)	42.78	23.55	22	.61	.58	2.56
Class R-1:
Year ended 11/30/2010	33.52	.60	(.02)	.58	(.64)	-	(.64)	33.46	1.80	269	1.56	1.56	1.84
Year ended 11/30/2009	25.31	.57	8.45	9.02	(.81)	-	(.81)	33.52	36.45	217	1.58	1.58	2.02
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52	1.48	2.54
Year ended 11/30/2007	42.55	.87	7.34	8.21	(.74)	(1.80)	(2.54)	48.22	20.20	153	1.56	1.52	1.93
Year ended 11/30/2006	36.78	.62	7.21	7.83	(.62)	(1.44)	(2.06)	42.55	22.31	86	1.60	1.56	1.58
Class R-2:
Year ended 11/30/2010	33.45	.59	(.03)	.56	(.62)	-	(.62)	33.39	1.77	1,259	1.57	1.57	1.81
Year ended 11/30/2009	25.25	.55	8.43	8.98	(.78)	-	(.78)	33.45	36.34	1,270	1.66	1.66	1.95
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59	1.55	2.45
Year ended 11/30/2007	42.46	.86	7.33	8.19	(.74)	(1.80)	(2.54)	48.11	20.18	1,246	1.59	1.53	1.93
Year ended 11/30/2006	36.70	.62	7.20	7.82	(.62)	(1.44)	(2.06)	42.46	22.34	793	1.70	1.54	1.59
Class R-3:
Year ended 11/30/2010	33.61	.75	(.02)	.73	(.78)	-	(.78)	33.56	2.27	2,311	1.10	1.10	2.29
Year ended 11/30/2009	25.37	.69	8.48	9.17	(.93)	-	(.93)	33.61	37.07	2,208	1.13	1.13	2.47
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09	1.05	2.95
Year ended 11/30/2007	42.63	1.07	7.36	8.43	(.94)	(1.80)	(2.74)	48.32	20.77	1,901	1.10	1.07	2.39
Year ended 11/30/2006	36.83	.80	7.24	8.04	(.80)	(1.44)	(2.24)	42.63	22.86	1,138	1.13	1.09	2.05
Class R-4:
Year ended 11/30/2010	33.73	.85	(.02)	.83	(.88)	-	(.88)	33.68	2.56	2,062	.81	.81	2.58
Year ended 11/30/2009	25.46	.78	8.50	9.28	(1.01)	-	(1.01)	33.73	37.46	1,840	.83	.83	2.76
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159	.79	.76	3.25
Year ended 11/30/2007	42.76	1.21	7.38	8.59	(1.07)	(1.80)	(2.87)	48.48	21.13	1,509	.81	.77	2.69
Year ended 11/30/2006	36.94	.92	7.26	8.18	(.92)	(1.44)	(2.36)	42.76	23.28	860	.82	.78	2.35
Class R-5:
Year ended 11/30/2010	33.81	.95	(.02)	.93	(.97)	-	(.97)	33.77	2.89	1,371	.50	.50	2.85
Year ended 11/30/2009	25.51	.88	8.51	9.39	(1.09)	-	(1.09)	33.81	37.89	1,598	.53	.53	3.18
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399	.50	.46	3.54
Year ended 11/30/2007	42.84	1.36	7.38	8.74	(1.20)	(1.80)	(3.00)	48.58	21.49	1,921	.50	.47	3.01
Year ended 11/30/2006	37.01	1.04	7.26	8.30	(1.03)	(1.44)	(2.47)	42.84	23.63	1,023	.52	.48	2.64
Class R-6:
Year ended 11/30/2010	33.82	.98	(.04)	.94	(.99)	-	(.99)	33.77	2.92	1,158	.46	.46	2.97
Period from 5/1/2009 to 11/30/2009	26.05	.51	7.85	8.36	(.59)	-	(.59)	33.82	32.50	517	.49 (6)	.49 (6)	2.84 (6)

	Year ended November 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all share classes	25%	44%	37%	30%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)For the year ended November 30, 2007, this column reflects the impact of corporate action events that resulted in a one-time increase to net investment income.  If the corporate action events had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $0.13 and 0.29%, respectively.  The impact to the other share classes would have been similar.

(4)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(5)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(6)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the "Fund") at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 7, 2011
Tax information
                                                                                                                   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2010:

Foreign taxes	$0.09 per share
Foreign source income	$0.92 per share
Qualified dividend income	100%
Corporate dividends received deduction	$691,774,000
U.S. government income that may be exempt from state taxation	$750,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Expense example
                                                                                                                                unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2010, through November 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 6/1/2010	Ending account value 11/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,130.15	$4.17	.78%
Class A -- assumed 5% return	1,000.00	1,021.16	3.95	.78
Class B -- actual return	1,000.00	1,125.97	8.26	1.55
Class B -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class C -- actual return	1,000.00	1,125.71	8.42	1.58
Class C -- assumed 5% return	1,000.00	1,017.15	7.99	1.58
Class F-1 -- actual return	1,000.00	1,130.03	4.27	.80
Class F-1 -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class F-2 -- actual return	1,000.00	1,131.57	2.89	.54
Class F-2 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class 529-A -- actual return	1,000.00	1,129.93	4.43	.83
Class 529-A -- assumed 5% return	1,000.00	1,020.91	4.20	.83
Class 529-B -- actual return	1,000.00	1,125.54	8.74	1.64
Class 529-B -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-C -- actual return	1,000.00	1,125.40	8.74	1.64
Class 529-C -- assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class 529-E -- actual return	1,000.00	1,128.19	6.03	1.13
Class 529-E -- assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-F-1 -- actual return	1,000.00	1,130.97	3.37	.63
Class 529-F-1 -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class R-1 -- actual return	1,000.00	1,125.69	8.31	1.56
Class R-1 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-2 -- actual return	1,000.00	1,125.84	8.31	1.56
Class R-2 -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class R-3 -- actual return	1,000.00	1,128.56	5.82	1.09
Class R-3 -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 -- actual return	1,000.00	1,130.07	4.27	.80
Class R-4 -- assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5 -- actual return	1,000.00	1,131.70	2.67	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 -- actual return	1,000.00	1,132.00	2.41	.45
Class R-6 -- assumed 5% return	1,000.00	1,022.81	2.28	.45

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital with current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences among the advisory fees paid by those clients and the advisory fees paid by the fund, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors1

	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Joseph C. Berenato, 64	2005	Chairman, Ducommun Incorporated (aerospace
		components manufacturer); former CEO, Ducommun
		Incorporated

Robert J. Denison, 69	2005	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2010	Founder and President, MAD Ink (communications
		company)

R. Clark Hooper, 64	2010	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Koichi Itoh, 70	2005	Chairman of the Board, Itoh Building Co., Ltd.
		(building management)

Merit E. Janow, 52	2001	Professor, Columbia University, School of
Chairman of the Board		International and Public Affairs; former Member,
(Independent and Non-Executive)		World Trade Organization Appellate Body

Leonade D. Jones, 63	2010	Retired, former Treasurer, The Washington Post
		Company

Gail L. Neale, 75	1993	President, The Lovejoy Consulting Group, Inc. (a pro
		bono consulting group advising nonprofit organizations)

Robert J. O’Neill, Ph.D., 74	1993	Member of the Board of Directors, The Lowy Institute
		for International Policy Studies, Sydney, Australia;
		Chariman, Academic Advisory Committee, United States

Studies Centre, University of Sydney; Chairman of
Directors, Forty Seven Friends Pty Ltd (a not-for-profit
supporting a local art and craft center in Australia); former
Planning Director and acting CEO, United States Studies
Centre, University of Sydney; former Deputy Chairman
of the Council and Chairman of the International Advisory
Panel, Graduate School of Government, University of Sydney

Stefanie Powers, 68	1993–1996	Actor, producer, author, entrepreneur; Co-founder and
	1997	President of The William Holden Wildlife Foundation;
		conservation consultant to Land Rover and Jaguar
		North America; founder of The Jaguar Conservation
		Trust

Christopher E. Stone, 54	2009	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

Steadman Upham, Ph.D., 61	2001	President and Professor of Anthropology,
		The University of Tulsa

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Joseph C. Berenato, 64	6	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	9	None

R. Clark Hooper, 64	46	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Koichi Itoh, 70	6	None

Merit E. Janow, 52	43	The NASDAQ Stock Market LLC;
Chairman of the Board		Trimble Navigation Limited
(Independent and Non-Executive)

Leonade D. Jones, 63	9	None

Gail L. Neale, 75	5	None

Robert J. O’Neill, Ph.D., 74	3	None

Stefanie Powers, 68	3	None

Christopher E. Stone, 54	6	None

Steadman Upham, Ph.D., 61	43	None

H. Frederick Christie, Donald E. Petersen and Charles Wolf, Jr., directors since 1993, each retired from the board in December 2010. The directors thank Messrs. Christie, Petersen and Wolf for their dedication and long service to the fund.

“Interested” directors5
	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gina H. Despres, 69	1999	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.6

Mark E. Denning, 53	1993	Senior Vice President — Capital Research Global
President		Investors, Capital Research Company;6 Director,
		Capital Research and Management Company;
		Director, Capital International Limited6

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gina H. Despres, 69	4	None
Vice Chairman of the Board

Mark E. Denning, 53	1	None
President

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund1	or the principal underwriter of the fund

Stephen E. Bepler, 68	1993	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company6

Michael J. Thawley, 60	2007	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Senior Vice President,
		Capital Strategy Research, Inc.;6 former Australian
		Ambassador to the United States

L. Alfonso Barroso, 39	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Jeanne K. Carroll, 62	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Sung Lee, 44	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		The Capital Group Companies, Inc.6

Jesper Lyckeus, 43	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

David M. Riley, 43	2007	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management
		Company

Donald H. Rolfe, 38	2008	Vice President and Associate Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Alexander G. Sheynkman, 47	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Christopher M. Thomsen, 40	2010	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Vincent P. Corti, 54	1993	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Neal F. Wellons, 39	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Tanya Schneider, 38	2008	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 59	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 32 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2010, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 32 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
>Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-933-0111P

Litho in USA WG/Q/8072-S26177

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$124,000
2010	$87,000

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$8,000
2010	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	None
2010	None

c) Tax Fees:
2009	$9,000
2010	$23,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$1,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $19,000 for fiscal year 2009 and $32,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income FundSM
Investment portfolio

November 30, 2010

Common stocks — 92.78%	Shares	Value (000)

FINANCIALS — 13.74%
Banco Santander, SA	117,391,276	$1,112,372
Société Générale	15,500,748	718,412
Prudential PLC	80,563,580	711,776
Industrial and Commercial Bank of China Ltd., Class H	913,711,000	710,720
Credit Suisse Group AG	13,192,087	486,858
HSBC Holdings PLC (Hong Kong)	26,720,033	271,670
HSBC Holdings PLC (United Kingdom)	20,476,231	206,482
China Construction Bank Corp., Class H	470,890,000	425,099
Banco Bradesco SA, preferred nominative	20,693,435	405,155
Banco Santander (Brasil) SA, units (ADR)	12,694,425	165,662
Banco Santander (Brasil) SA, units	12,694,450	163,993
JPMorgan Chase & Co.	8,690,000	324,832
Bank of China Ltd., Class H	584,872,000	313,334
BNP Paribas SA	5,072,771	300,263
Wells Fargo & Co.	10,725,000	291,827
Deutsche Bank AG	5,998,618	284,947
UBS AG1	19,006,333	284,626
Bank of America Corp.	24,935,871	273,048
Itaú Unibanco Holding SA, preferred nominative (ADR)	8,888,045	207,358
Itaú Unibanco Holding SA, preferred nominative	1,771,000	40,541
CapitaMall Trust, units	144,633,700	201,557
Ping An Insurance (Group) Co. of China, Ltd., Class H	17,085,000	197,141
Canadian Imperial Bank of Commerce (CIBC)	2,500,000	192,514
Sun Hung Kai Properties Ltd.	11,313,000	187,066
Vienna Insurance Group	3,679,891	171,029
Lloyds Banking Group PLC1	180,591,537	169,692
China Life Insurance Co. Ltd., Class H	38,085,000	163,570
Link Real Estate Investment Trust	40,887,500	128,216
Sampo Oyj, Class A	5,041,151	123,152
Erste Bank der oesterreichischen Sparkassen AG	3,103,701	121,406
Hang Seng Bank Ltd.	7,000,000	115,118
DnB NOR ASA	9,068,033	110,936
Aviva PLC	19,952,000	110,048
Bank of New York Mellon Corp.	4,000,000	107,960
Barclays PLC	24,591,602	97,980
Deutsche Börse AG	1,580,000	95,552
UniCredit SpA	44,540,800	86,204
Kimco Realty Corp.	4,132,329	68,845
Weyerhaeuser Co.	3,359,686	56,073
Discover Financial Services	3,000,000	54,840
Zurich Financial Services AG	230,000	51,172
Admiral Group PLC	1,873,310	44,524
Chimera Investment Corp.	9,665,000	38,660
PT Bank Rakyat Indonesia (Persero) Tbk	32,390,000	37,646
CapitaMalls Asia Ltd.	19,710,000	29,408
Kerry Properties Ltd.	4,932,405	24,900
ICICI Bank Ltd.	934,200	23,253
ICICI Bank Ltd. (ADR)	4,000	200
AXA SA	1,095,082	15,721
Starwood Property Trust, Inc.	750,000	14,970
GAGFAH SA	1,919,471	14,825
First American Financial Corp.	672,255	9,526
Banco do Brasil SA, ordinary nominative	238,200	4,571
		10,567,250

INFORMATION TECHNOLOGY — 11.44%
Microsoft Corp.	67,005,000	1,689,196
MediaTek Inc.	49,577,999	635,125
Taiwan Semiconductor Manufacturing Co. Ltd.	199,564,051	415,070
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	20,226,531	217,435
Nintendo Co., Ltd.	1,717,800	466,550
Google Inc., Class A1	801,800	445,568
Acer Inc.2	147,294,687	434,890
Canon, Inc.	9,129,100	430,330
Oracle Corp.	14,867,000	402,004
Compal Electronics, Inc.2	287,352,418	357,276
Delta Electronics, Inc.	77,605,920	344,972
Redecard SA, ordinary nominative	25,757,700	335,754
Cielo SA, ordinary nominative	33,722,700	293,052
Telefonaktiebolaget LM Ericsson, Class B	27,901,615	287,830
QUALCOMM Inc.	5,630,000	263,146
Quanta Computer Inc.	115,473,850	226,913
HOYA CORP.	8,438,000	199,028
Automatic Data Processing, Inc.	4,040,000	180,063
Corning Inc.	9,130,000	161,236
Wistron Corp.	72,075,028	146,124
Siliconware Precision Industries Co., Ltd.	139,165,000	144,952
Accenture PLC, Class A	2,770,000	119,996
Maxim Integrated Products, Inc.	4,898,000	113,879
Intel Corp.	5,000,000	105,600
Nokia Corp.	5,971,000	55,146
Nokia Corp. (ADR)	4,169,800	38,487
Yahoo! Inc.1	5,400,000	85,158
Analog Devices, Inc.	1,563,700	55,605
International Business Machines Corp.	337,000	47,672
Microchip Technology Inc.	1,340,000	45,037
Murata Manufacturing Co., Ltd.	665,700	40,647
CoreLogic, Inc.	672,255	12,242
AOL Inc.1	57,273	1,385
		8,797,368

INDUSTRIALS — 10.79%
AB Volvo, Class B1	45,489,080	660,392
ASSA ABLOY AB, Class B	22,535,000	604,962
Siemens AG	5,205,000	569,493
Union Pacific Corp.	5,806,100	523,188
United Technologies Corp.	4,850,000	365,059
Schneider Electric SA	2,596,806	364,550
Jardine Matheson Holdings Ltd.	7,128,000	308,215
CSX Corp.	4,706,355	286,193
Lockheed Martin Corp.	4,185,000	284,747
Norfolk Southern Corp.	4,550,872	273,826
PACCAR Inc	5,000,000	269,300
BAE Systems PLC	51,437,000	264,265
Komatsu Ltd.	9,500,000	263,126
Qantas Airways Ltd.1	99,829,960	251,657
3M Co.	2,965,000	249,001
Air France1	11,725,816	204,947
Legrand SA	5,035,000	192,182
General Electric Co.	12,000,000	189,960
Singapore Technologies Engineering Ltd.	76,260,000	188,289
United Parcel Service, Inc., Class B	2,410,100	169,020
KONE Oyj, Class B	3,040,000	158,987
ComfortDelGro Corp. Ltd.2	135,100,000	155,528
Kühne + Nagel International AG	1,174,050	150,551
Ryanair Holdings PLC (ADR)	4,900,000	149,597
SGS SA	81,707	133,756
Southwest Airlines Co.	9,433,300	125,652
Eaton Corp.	1,200,000	115,680
Waste Management, Inc.	3,300,302	113,035
Geberit AG	500,000	100,981
FirstGroup PLC	16,327,000	91,882
Asahi Glass Co., Ltd.	8,105,000	90,357
Deutsche Post AG	5,565,000	89,176
MAp Group	28,909,681	84,238
General Dynamics Corp.	860,000	56,837
Alstom SA	1,255,000	51,698
Singapore Post Private Ltd.	43,500,000	38,217
Jiangsu Expressway Co. Ltd., Class H	34,260,000	37,282
Finmeccanica SpA	2,740,000	30,961
Ellaktor SA	4,795,000	19,482
Deutsche Lufthansa AG1	851,044	18,112
Contax Participações SA, ordinary nominative	152,400	2,889
		8,297,270

TELECOMMUNICATION SERVICES — 9.97%
AT&T Inc.	50,919,000	1,415,039
América Móvil, SAB de CV, Series L (ADR)	23,692,599	1,337,684
TeliaSonera AB	72,730,000	560,508
Singapore Telecommunications Ltd.	198,909,810	467,013
Turkcell Iletisim Hizmetleri AS	60,733,000	411,913
France Télécom SA	17,997,060	364,433
Qwest Communications International Inc.	43,960,000	307,720
CenturyLink, Inc.	6,629,126	284,986
Vodafone Group PLC	109,859,500	274,691
Telefónica, SA	12,346,007	262,662
BCE Inc.	7,540,000	254,945
Telekom Austria AG, non-registered shares	18,337,970	254,699
Belgacom SA	6,313,403	213,606
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	227,397,000	200,111
Philippine Long Distance Telephone Co. (ADR)	1,650,000	89,694
Philippine Long Distance Telephone Co.	1,515,475	82,712
OJSC Mobile TeleSystems (ADR)	8,014,842	168,071
Türk Telekomünikasyon AS, Class D	39,150,000	163,483
Millicom International Cellular SA	1,625,000	141,017
Koninklijke KPN NV	6,496,400	92,633
Telefónica 02 Czech Republic, AS	4,222,000	81,598
Advanced Info Service PCL	25,877,600	77,470
Magyar Telekom Telecommunications PLC	23,008,374	57,920
Telecom Italia SpA, nonvoting	35,000,000	36,618
Teléfonos de México, SAB de CV, Class L (ADR)	1,798,300	28,773
Bezeq — The Israel Telecommunication Corp. Ltd.	7,640,000	20,390
China Mobile Ltd.	1,608,000	16,038
Maxis Bhd.	3,228,000	5,391
		7,671,818

CONSUMER STAPLES — 9.71%
Philip Morris International Inc.	24,271,000	1,380,777
Wesfarmers Ltd.	27,072,090	816,343
Altria Group, Inc.	31,667,300	760,015
Kraft Foods Inc., Class A	21,541,339	651,625
Nestlé SA	11,073,330	601,853
Anheuser-Busch InBev NV	10,765,150	585,847
Anheuser-Busch InBev NV, VVPR STRIPS1	3,247,475	17
Danone SA	5,938,845	347,865
Diageo PLC	18,070,000	321,544
Tingyi (Cayman Islands) Holding Corp.	86,020,000	212,915
Pernod Ricard SA	2,304,997	187,868
Coca-Cola Co.	2,925,900	184,829
Procter & Gamble Co.	3,000,000	183,210
Wilmar International Ltd.	37,193,000	169,578
Lorillard, Inc.	2,109,000	167,834
Foster’s Group Ltd.	29,036,411	157,247
Kellogg Co.	2,468,400	121,519
PepsiCo, Inc.	1,850,500	119,598
SABMiller PLC	3,580,000	113,264
Avon Products, Inc.	3,855,000	110,099
Imperial Tobacco Group PLC	2,000,000	58,672
L’Oréal SA	508,100	54,036
Tesco PLC	7,435,000	47,913
Shoppers Drug Mart Corp.	1,185,000	43,669
Koninklijke Ahold NV	3,400,597	41,096
Molson Coors Brewing Co., Class B	681,000	32,450
		7,471,683

CONSUMER DISCRETIONARY — 8.79%
Honda Motor Co., Ltd.	15,022,700	540,307
DIRECTV, Class A1	12,917,000	536,443
Daimler AG1	8,238,158	533,287
Home Depot, Inc.	15,310,000	462,515
Cie. Générale des Établissements Michelin, Class B	5,738,000	388,201
Virgin Media Inc.1	13,558,000	345,458
British Sky Broadcasting Group PLC	24,542,000	275,043
Renault SA1	4,572,831	239,686
OPAP SA	14,822,910	238,587
Li & Fung Ltd.	37,014,000	230,709
General Motors Co.1	6,540,100	223,671
Bayerische Motoren Werke AG, nonvoting preferred	2,580,000	123,460
Bayerische Motoren Werke AG	1,329,800	99,996
McDonald’s Corp.	2,500,000	195,750
Toyota Motor Corp.	4,765,300	183,346
Johnson Controls, Inc.	4,690,000	170,904
Hyundai Motor Co.	1,101,000	163,811
Vivendi SA	6,293,400	153,539
H & M Hennes & Mauritz AB, Class B	4,508,000	152,171
Comcast Corp., Class A	7,540,000	150,800
Industria de Diseño Textil, SA	1,922,696	144,904
Target Corp.	2,427,500	138,222
Lowe’s Companies, Inc.	4,600,000	104,420
adidas AG, non-registered shares	1,475,000	92,591
Whitbread PLC	3,040,000	79,866
YUM! Brands, Inc.	1,590,000	79,627
Staples, Inc.	3,500,000	77,035
News Corp., Class A	5,590,458	76,254
Marks and Spencer Group PLC	12,818,187	74,289
Kesa Electricals PLC2	26,593,098	67,961
Kingfisher PLC	16,730,999	61,157
Swatch Group Ltd, non-registered shares	98,900	39,712
Swatch Group Ltd	282,155	20,438
Esprit Holdings Ltd.	12,283,418	59,399
Limited Brands, Inc.	1,500,000	50,505
Intercontinental Hotels Group PLC	2,760,000	48,941
Myer Holdings Ltd.	8,300,000	29,038
Carnival Corp., units	600,000	24,786
Aristocrat Leisure Ltd.	8,517,734	21,227
TUI Travel PLC	5,996,138	19,679
Dixons Retail PLC1	39,752,154	15,582
Stella International Holdings Ltd.	7,392,500	14,966
D.R. Horton, Inc.	1,200,000	12,048
Fairfax Media Ltd.	2,728,050	3,582
		6,763,913

HEALTH CARE — 8.06%
Bayer AG	26,028,000	1,890,307
Novartis AG	29,404,063	1,560,072
Merck & Co., Inc.	30,694,900	1,058,053
Roche Holding AG	4,591,100	630,353
Abbott Laboratories	5,195,000	241,619
Johnson & Johnson	3,177,000	195,544
Merck KGaA	2,218,920	173,219
Eli Lilly and Co.	4,000,000	134,640
UCB SA	3,510,000	113,494
Teva Pharmaceutical Industries Ltd. (ADR)	2,120,000	106,085
Lonza Group Ltd.	656,299	50,646
Orion Oyj, Class B	2,024,201	41,068
		6,195,100

ENERGY — 6.81%
BP PLC	191,366,121	1,267,884
Royal Dutch Shell PLC, Class B	17,777,849	527,611
Royal Dutch Shell PLC, Class A	7,850,000	236,350
Royal Dutch Shell PLC, Class A (ADR)	3,504,000	212,588
Royal Dutch Shell PLC, Class B (ADR)	689,599	41,590
ConocoPhillips	11,233,200	675,901
Eni SpA	29,153,000	586,552
Woodside Petroleum Ltd.	9,041,282	363,541
Sasol Ltd.	5,337,000	237,250
EOG Resources, Inc.	2,148,500	191,109
Canadian Oil Sands Trust	5,257,800	142,950
Canadian Oil Sands Trust3	1,100,000	29,907
China National Offshore Oil Corp.	51,839,900	112,424
Devon Energy Corp.	1,500,000	105,855
Chevron Corp.	1,035,000	83,804
OAO Gazprom (ADR)	3,732,000	83,000
Husky Energy Inc.	3,456,000	82,381
Canadian Natural Resources, Ltd.	2,080,000	80,015
TOTAL SA	1,199,000	58,076
Schlumberger Ltd.	700,000	54,138
OAO LUKOIL (ADR)	618,000	34,175
Banpu PCL	740,000	18,506
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	500,000	14,640
		5,240,247

UTILITIES — 4.98%
GDF SUEZ	38,941,860	1,291,514
Scottish and Southern Energy PLC	36,238,336	631,310
CEZ, a s	10,016,000	391,324
SUEZ Environnement Co.	18,353,183	326,856
Public Service Enterprise Group Inc.	6,795,000	209,490
Dominion Resources, Inc.	4,456,422	185,075
FirstEnergy Corp.	4,495,000	157,819
E.ON AG	4,200,000	120,512
NTPC Ltd.	29,619,270	118,774
Exelon Corp.	3,000,000	118,110
Hongkong Electric Holdings Ltd.	17,289,500	111,217
RWE AG	1,500,000	93,382
PPL Corp.	2,260,000	57,427
China Resources Power Holdings Co. Ltd.	8,800,000	15,435
		3,828,245

MATERIALS — 3.67%
ArcelorMittal	11,782,654	371,426
Syngenta AG	1,130,900	313,247
BASF SE	3,368,000	251,380
Dow Chemical Co.	8,059,400	251,292
Akzo Nobel NV	4,544,884	244,416
Linde AG	1,479,000	206,572
CRH PLC	9,380,729	163,167
Koninklijke DSM NV	3,157,500	154,209
Rautaruukki Oyj	6,689,570	121,394
POSCO	211,230	82,805
Holcim Ltd	1,240,908	79,933
Israel Chemicals Ltd.	5,090,000	73,317
Praxair, Inc.	763,120	70,245
Sherwin-Williams Co.	870,000	64,528
OneSteel Ltd.	23,851,217	57,154
voestalpine AG	1,397,000	56,695
Shin-Etsu Chemical Co., Ltd.	1,030,000	50,337
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	4,125,500	44,994
Rio Tinto PLC	695,000	44,101
Air Products and Chemicals, Inc.	500,000	43,110
Givaudan SA	35,132	35,215
Makhteshim-Agan Industries Ltd.1	5,235,000	21,569
Impala Platinum Holdings Ltd.	417,500	11,915
Huabao International Holdings Ltd.	6,414,000	10,160
		2,823,181

MISCELLANEOUS — 4.82%
Other common stocks in initial period of acquisition		3,708,832

Total common stocks (cost: $63,646,208,000)		71,364,907

Preferred stocks — 0.30%

FINANCIALS — 0.29%
Mizuho Capital Investment (USD) 2 Ltd. 14.95%3,4	88,082,000	114,704
JPMorgan Chase & Co., Series I, 7.90%4	41,090,000	43,863
Wells Fargo & Co., Series K, 7.98%4	32,933,000	34,744
Lloyds Banking Group PLC 6.657% preference shares1,3,4	30,300,000	20,453
Barclays Bank PLC, Series RCI, 14.00%4	4,520,000	8,472
		222,236

MISCELLANEOUS — 0.01%
Other preferred stocks in initial period of acquisition		9,667

Total preferred stocks (cost: $181,645,000)		231,903

		Value
Rights — 0.05%		(000)

MISCELLANEOUS — 0.05%
Other rights in initial period of acquisition		$35,212

Total rights (cost: $0)		35,212

Convertible securities — 0.31%	Shares or principal amount

CONSUMER DISCRETIONARY — 0.15%
MGM Resorts International 4.25% convertible notes 20153	$95,995,000	95,515
Johnson Controls, Inc. 11.50% convertible preferred 2012, units5	92,500	16,374
		111,889

INDUSTRIALS — 0.05%
JetBlue Airways Corp., Series A, 6.75% convertible notes 2039	$3,995,000	6,497
JetBlue Airways Corp., Series B, 6.75% convertible notes 2039	$3,925,000	6,717
JetBlue Airways Corp., Series A, convertible notes 5.50% 2038	$3,250,000	5,379
JetBlue Airways Corp., Series B, convertible notes 5.50% 2038	$3,240,000	5,625
Continental Airlines, Inc. 6.00% convertible preferred 2030	253,000	10,057
AMR Corp. 6.25% convertible notes 2014	$5,985,000	7,122
		41,397

FINANCIALS — 0.02%
National Financial Partners Corp. 4.00% convertible notes 20173	$7,000,000	8,068
Old Republic International Corp. 8.00% convertible notes 2012	$5,000,000	6,081
		14,149

MISCELLANEOUS — 0.09%
Other convertible securities in initial period of acquisition		72,607

Total convertible securities (cost: $205,473,000)		240,042

	Principal amount
Bonds & notes — 1.25%	(000)

FINANCIALS — 0.44%
ProLogis 7.625% 2014	$10,830	12,496
ProLogis 6.25% 2017	10,000	10,596
ProLogis 6.625% 2018	24,507	26,515
ProLogis 7.375% 2019	20,568	23,154
ProLogis 6.875% 2020	30,225	33,121
Westfield Group 5.40% 20123	965	1,028
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20143	12,360	13,385
Westfield Group 5.70% 20163	690	764
Westfield Group 7.125% 20183	21,869	25,612
Regions Financial Corp. 6.375% 2012	30,584	29,676
Regions Financial Corp. 7.75% 2014	7,745	7,558
Regions Bank 7.50% 2018	3,300	3,185
HBOS PLC 6.75% 20183	36,490	35,005
Developers Diversified Realty Corp. 5.50% 2015	3,744	3,817
Developers Diversified Realty Corp. 9.625% 2016	3,650	4,394
Developers Diversified Realty Corp. 7.50% 2017	10,210	11,473
Developers Diversified Realty Corp. 7.875% 2020	8,075	9,270
Simon Property Group, LP 5.25% 2016	3,540	3,940
Simon Property Group, LP 6.10% 2016	860	990
Simon Property Group, LP 5.875% 2017	165	187
Simon Property Group, LP 6.125% 2018	890	1,028
Simon Property Group, LP 10.35% 2019	11,635	16,283
AXA SA 8.60% 2030	8,000	9,198
AXA SA 6.463% (undated)3,4	12,740	11,721
ERP Operating LP 6.625% 2012	500	534
ERP Operating LP 5.20% 2013	2,500	2,700
ERP Operating LP 5.25% 2014	9,508	10,505
ERP Operating LP 5.125% 2016	2,886	3,177
ERP Operating LP 5.375% 2016	1,020	1,135
ERP Operating LP 5.75% 2017	2,055	2,300
Standard Chartered Bank 6.40% 20173	8,451	9,363
Discover Financial Services 6.45% 2017	3,057	3,264
Discover Financial Services 10.25% 2019	4,334	5,450
Wachovia Capital Trust III 5.80% (undated)4	8,675	7,374
Capital One Capital III 7.686% 20364	165	166
		340,364

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.21%
Brazil (Federal Republic of) 6.00% 20156	BRL83,883	48,694
Argentina (Republic of) 7.00% 2015	$48,910	44,036
United Mexican States Government, Series M30, 10.00% 2036	MXN324,200	32,564
South Korean Government 5.50% 2017	KRW29,568,800	27,660
Uruguay (Republic of) 3.70% 20376,7	UYU98,117	5,399
		158,353

ENERGY — 0.20%
Gazprom OJSC 5.092% 20153	$8,500	8,585
Gazprom OJSC, Series 13, 6.605% 2018	€6,133	8,429
Gazprom OJSC 8.146% 2018	$6,335	7,214
Gazprom OJSC, Series 9, 6.51% 2022	31,023	31,411
Gazprom OJSC, Series 2, 8.625% 2034	1,272	1,501
Gazprom OJSC 7.288% 2037	33,210	34,455
Gazprom OJSC 7.288% 20373	365	379
BP Capital Markets PLC 3.125% 2012	48,310	49,424
BP Capital Markets PLC 5.25% 2013	3,335	3,628
BP Capital Markets PLC 3.875% 2015	7,320	7,628
Petroplus Finance Ltd. 6.75% 20143	375	341
		152,995

CONSUMER DISCRETIONARY — 0.15%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	53,904	55,927
DaimlerChrysler North America Holding Corp. 6.50% 2013	23,675	27,068
Virgin Media Finance PLC, Series 1, 9.50% 2016	15,725	17,651
Marks and Spencer Group PLC 6.25% 20173	100	108
Marks and Spencer Group PLC 7.125% 20373	15,550	15,729
		116,483

TELECOMMUNICATION SERVICES — 0.15%
MTS International Funding Ltd. 8.625% 20203	54,120	60,479
MTS International Funding Ltd. 8.625% 2020	2,810	3,140
Nextel Communications, Inc., Series F, 5.95% 2014	31,525	30,579
América Móvil, SAB de CV 8.46% 2036	MXN286,400	21,485
		115,683

MATERIALS — 0.08%
CRH America Inc. 6.95% 2012	$13,200	13,963
CRH America, Inc. 6.00% 2016	1,260	1,390
CRH America, Inc. 8.125% 2018	15,540	18,516
International Paper Co. 9.375% 2019	14,675	19,191
ArcelorMittal 9.85% 2019	8,000	10,143
		63,203

CONSUMER STAPLES — 0.02%
British American Tobacco International Finance PLC 8.125% 20133	9,000	10,649
CVS Caremark Corp. 6.943% 20307	1,001	1,123
		11,772

Total bonds & notes (cost: $830,138,000)		958,853

	Principal amount	Value
Short-term securities — 4.92%	(000)	(000)

Freddie Mac 0.17%–0.40% due 12/6/2010–6/21/2011	$1,060,400	$1,059,821
Fannie Mae 0.185%–0.49% due 12/1/2010–5/16/2011	504,500	504,292
U.S. Treasury Bills 0.135%–0.156% due 12/9/2010–4/14/2011	350,700	350,619
Commonwealth Bank of Australia 0.25%–0.26% due 12/29/2010–2/14/20113	255,500	255,404
Deutsche Bank Financial LLC 0.23%–0.26% due 1/3–2/10/2011	230,900	230,810
National Australia Funding (Delaware) Inc. 0.25%–0.265% due 1/5–4/1/20113	228,200	228,120
Bank of America Corp. 0.28% due 1/11–1/19/2011	199,800	199,736
International Bank for Reconstruction and Development 0.19% due 2/23–3/1/2011	173,300	173,219
ANZ National (International) Ltd. 0.265%–0.27% due 1/20–2/28/20113	167,800	167,707
Straight-A Funding LLC 0.25% due 1/6–2/15/20113	114,291	114,240
Westpac Banking Corp. 0.25% due 2/1/20113	97,700	97,635
Bank of Nova Scotia 0.245% due 12/7/2010	93,200	93,196
Credit Suisse New York Branch 0.26% due 2/18/2011	75,000	74,947
Nordea North America, Inc. 0.24%–0.26% due 2/15–3/9/2011	64,800	64,758
Hewlett-Packard Co. 0.21% due 12/2/20103	50,000	49,999
NetJets Inc. 0.20% due 12/16/20103	45,100	45,096
Jupiter Securitization Co., LLC 0.24% due 12/16/20103	33,400	33,396
John Deere Credit Ltd. 0.22% due 12/2/20103	29,800	29,800
Federal Home Loan Bank 0.26% due 12/15/2010	15,300	15,299

Total short-term securities (cost: $3,787,912,000)		3,788,094

Total investment securities (cost: $68,651,376,000)		76,619,011
Other assets less liabilities		303,184

Net assets		$76,922,195

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,483,192,000, which represented 1.93% of the net assets of the fund.

4Coupon rate may change periodically.

5Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $29,877,000, which represented .04% of the net assets of the fund.

6Index-linked bond whose principal amount moves with a government retail price index.
7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
BRL = Brazilian reais
€ = Euros
KRW = South Korean won
MXN = Mexican pesos
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-933-0111O-S25561

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Capital World Growth and Income Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. (the "Fund") as of November 30, 2010, and for the year then ended and have issued our unqualified report thereon dated January 7, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of November 30, 2010 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
January 7, 2011

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: January 31, 2011

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2011